UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

COMPLETE PRODUCTION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32858	72-1503959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 300 Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 372-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2011, Complete Production Services, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2011. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are hereby incorporated by reference into this report.

The scripted portion of the earnings release conference call held on October 26, 2011 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and its contents are hereby incorporated by reference into this report.

The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Report and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 8.01 Other Events

The exhibits attached hereto are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued on October 26, 2011

99.2	Conference call transcript by Complete Production Services, Inc. on October 26, 2011

Additional Information

Complete and Superior plan to file a joint proxy statement/prospectus and other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING COMPLETE, SUPERIOR AND THE PROPOSED ACQUISITION. A definitive joint proxy statement/prospectus will be sent to security holders of Complete and Superior seeking their approval of the acquisition. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Complete and Superior with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at www.sec.gov. The proxy statement/prospectus and such other documents (relating to Complete) may also be obtained for free from Complete by accessing Complete’s website at www.completeproduction.com. The proxy statement/prospectus and such other documents (relating to Superior) may also be obtained for free from Superior by accessing Superior’s website at www.superiorenergy.com

Complete, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Complete’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition will be contained in the joint proxy statement/prospectus when it is filed, and additional information regarding such persons is included in Complete’s proxy statement filed with the SEC on April 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2011

Complete Production Services, Inc.

	By:	/s/ Jose A. Bayardo
Jose A. Bayardo
Senior Vice President and Chief Financial Officer

COMPLETE PRODUCTION SERVICES, INC.

EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press release issued on October 26, 2011

99.2	Conference call transcript by Complete Production Services, Inc. on October 26, 2011